Exhibit 10.8
FIRST AMENDMENT TO TERM LOAN AGREEMENT
     THIS FIRST AMENDMENT TO TERM LOAN AGREEMENT (this “First Amendment”) is made and entered into as of July 11, 2008 (the “First Amendment Effective Date”), among DUNCAN ENERGY PARTNERS, L.P., a Delaware limited partnership (“Borrower”); WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”) for each of the lenders (the “Lenders”) that is a signatory or which becomes a signatory to the hereinafter defined Loan Agreement; and the Lenders party hereto.
R E C I T A L S:
     A. On April 18, 2008, the Borrower, the Lenders and the Administrative Agent entered into a certain Term Loan Agreement (the “Loan Agreement”) whereby, upon the terms and conditions therein stated, the Lenders agreed to make term Loans to the Borrower.
     B. The parties hereto mutually desire to amend the Loan Agreement as hereinafter set forth.
     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree as follows:
     1. Certain Definitions.
     1.1 Terms Defined Above. As used in this First Amendment, the terms “Administrative Agent”, “Borrower”, “Loan Agreement”, “Lenders”, “First Amendment” and “First Amendment Effective Date”, shall have the meanings indicated above.
     1.2 Terms Defined in Agreement. Unless otherwise defined herein, all terms beginning with a capital letter which are defined in the Loan Agreement shall have the same meanings herein as therein unless the context hereof otherwise requires.
     2. Amendments to Loan Agreement.
     2.1 Defined Terms.
     (a) The term “Agreement”, as defined in Section 1.01 of the Loan Agreement, is hereby amended to mean the Loan Agreement, as amended and supplemented by this First Amendment and as the same may from time to time be further amended or supplemented.
     (b) The reference to “July 18, 2008” in the term “Effective Date”, as defined in Section 1.01 of the Loan Agreement, is hereby amended to refer instead to “January 30, 2009”.
     (c) The term “Maturity Date”, as defined in Section 1.01 of the Loan Agreement, is hereby amended in its entirety to read as follows:
          “Maturity Date” means the third anniversary of the Effective Date.

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     2.2 Additional Defined Terms. Section 1.01 of the Credit Agreement is hereby further amended and supplemented by adding the following new definitions, which read in their entirety as follows:
     “First Amendment” means that certain First Amendment to Term Loan Agreement dated as of the First Amendment Effective Date, among the Borrower, the Lenders party thereto and the Administrative Agent.
     “First Amendment Effective Date” means July 11, 2008.
     2.3 Effective Date. The references to “July 18, 2008” contained in Section 2.09(a), the last paragraph of Section 4.01, and Section 9.02(b) of the Loan Agreement are hereby amended to refer instead to “January 30, 2009”.
     2.4 Conditions Precedent. The obligation of the Lenders party hereto and the Administrative Agent to enter into this First Amendment shall be conditioned upon the following conditions precedent:
     (a) The Administrative Agent shall have received a copy of this First Amendment, duly completed and executed by the Borrower and Lenders holding at least seventy-five percent (75%) of the total Commitments as required pursuant to the proviso set forth in Section 9.02(b)(i) of the Loan Agreement.
     (b) The Administrative Agent shall have received a certificate, dated the First Amendment Effective Date and signed by the President, an Executive Vice President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Loan Agreement and Section 2.4(d) hereof.
     (c) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced five (5) Business Days prior to such date, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.
     (d) As of the First Amendment Effective Date, no Material Adverse Change (and no material adverse change, from that in effect on December 31, 2007, in the financial condition or results of operation of the assets to be acquired pursuant to the Acquisition taken as a whole) exists.
     (e) The Administrative Agent shall have received such other information, documents or instruments as it or its counsel may reasonably request.
     2.5 Effectiveness. Subject to the satisfaction of the conditions precedent set forth in Section 2.4 hereof, this First Amendment shall be effective as of the date hereof.
     3. Representations and Warranties. The Borrower represents and warrants that:
     (a) there exists no Default or Event of Default, or any condition or act which constitutes, or with notice or lapse of time or both would constitute, an Event of Default under the Loan Agreement, as hereby amended and supplemented;

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     (b) the Borrower has performed and complied with all covenants, agreements and conditions contained in the Loan Agreement, as hereby amended and supplemented, required to be performed or complied with by it; and
     (c) the representations and warranties of the Borrower contained in the Loan Agreement, as hereby amended and supplemented, were true and correct in all material respects when made, and are true and correct in all material respects at and as of the time of delivery of this First Amendment, except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.
     4. Extent of Amendments. Except as expressly herein set forth, all of the terms, conditions, defined terms, covenants, representations, warranties and all other provisions of the Loan Agreement are herein ratified and confirmed and shall remain in full force and effect.
     5. Counterparts. This First Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.
     6. References. On and after the First Amendment Effective Date, the terms “Agreement”, “hereof”, “herein”, “hereunder”, and terms of like import when used in the Loan Agreement shall, except where the context otherwise requires, refer to the Loan Agreement, as amended and supplemented by this First Amendment.
     7. Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of the State of New York and applicable federal law.
     THIS FIRST AMENDMENT, THE LOAN AGREEMENT, AS AMENDED HEREBY, THE NOTES AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
     This First Amendment shall benefit and bind the parties hereto, as well as their respective assigns, successors, heirs, trustees and other similar legal representatives.
[Signatures Begin on Next Page]

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EXECUTED as of First Amendment Effective Date.

BORROWER: DUNCAN ENERGY PARTNERS, L.P. By: DEP Holdings, LLC, General Partner
By	/s/ W. Randall Fowler
	Name:	W. Randall Fowler
	Title:	Executive Vice President and CFO

DEP Term Loan First Amendment

WACHOVIA BANK, N.A., Individually and as Administrative Agent
By	/s/ Shannan Townsend
	Name:	Shannan Townsend
	Title:	Director

DEP Term Loan First Amendment

SUNTRUST BANK, Individually and as Co-Syndication Agent
By	/s/ David Simpson
	Name:	David Simpson
	Title:	Vice President

DEP Term Loan First Amendment

THE BANK OF NOVA SCOTIA, Individually and as Co-Syndication Agent
By	/s/ D. Mills
	Name:	D. Mills
	Title:	Director

DEP Term Loan First Amendment

MIZUHO CORPORATE BANK, LTD., Individually and as Co-Documentation Agent
By	/s/ Leon Mo
	Name:	Leon Mo
	Title:	Senior Vice President

DEP Term Loan First Amendment

THE ROYAL BANK OF SCOTLAND plc, Individually and as Co-Documentation Agent
By	/s/ Brain Williams
	Name:	Brain Williams
	Title:	Vice President

DEP Term Loan First Amendment

BANK OF AMERICA, N.A., a Lender
By	/s/ Gabe Gomez
	Name:	Gabe Gomez
	Title:	Vice President

DEP Term Loan First Amendment

BARCLAYS BANK PLC, a Lender
By	/s/ Nicholas A. Bell
	Name:	Nicholas A. Bell
	Title:	Director

DEP Term Loan First Amendment

BNP PARIBAS, a Lender
By	/s/ Betsy Jocher
	Name:	Betsy Jocher
	Title:	Director

By	/s/ Greg Smothers
	Name:	Greg Smothers
	Title:	Director

DEP Term Loan First Amendment

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., a Lender
By	/s/ Linda Terry
	Name:	Linda Terry
	Title:	Vice President & Manager

DEP Term Loan First Amendment

CITIBANK, N.A., a Lender
By	/s/ Todd Mogil
	Name:	Todd Mogil
	Title:	Vice President

DEP Term Loan First Amendment

DNB NOR BANK ASA, a Lender
By	/s/ Philip F. Kurpiewski
	Name:	Philip F. Kurpiewski
	Title:	Senior Vice President

By	/s/ Cathleen Buckley
	Name:	Cathleen Buckley
	Title:	Vice President
DEP Term Loan First Amendment

LEHMAN BROTHERS COMMERCIAL BANK, a Lender
By	/s/ Brian Halbeisen
	Name:	Brian Halbeisen
	Title:	Credit Officer

DEP Term Loan First Amendment

MORGAN STANLEY BANK, a Lender
By	/s/ Daniel Twenge
	Name:	Daniel Twenge
	Title:	Authorized Signatory

DEP Term Loan First Amendment

UBS LOAN FINANCE LLC, a Lender
By	/s/ Richard L. Tavrow
	Name:	Richard L. Tavrow
	Title:	Director

By	/s/ David B. Julie
	Name:	David B. Julie
	Title:	Associate Director
DEP Term Loan First Amendment

WELLS FARGO BANK, N.A., a Lender
By	/s/ Terence D’Souza
	Name:	Terence D’Souza
	Title:	Vice President

DEP Term Loan First Amendment

GOLDMAN SACHS CREDIT PARTNERS, a Lender
By	/s/ Mark Walton
	Name:	Mark Walton
	Title:	Assistant Vice-President

DEP Term Loan First Amendment

JPMORGAN CHASE BANK, N.A., a Lender
By	/s/ Dianne L. Russell
	Name:	Dianne L. Russell
	Title:	JPMorgan Chase Bank, N.A.

DEP Term Loan First Amendment

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